                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                            ______________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)   20-Jun-97


       The Money Store Auto Trust Asset Backed Securities, Series 1997-1
------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)




         Delaware
         New Jersey            333-14075-02                Applied For
         ----------            ------------                -----------

         State or other        (Commission                (IRS Employer
         jurisdiction of       File Number)               ID Number)
         incorporation)


         2840  Morris  Avenue,     Union,  New  Jersey             07083
         ------------------------------------------------------------------
         (Address of principal executive officer)


         Registrant's Telephone Number,
         including area code:                           908-686-2000
                                                        -------------------


                                      n/a
         ------------------------------------------------------------------
         (Former name or former address, if changed since last report)

         Item 5               Other Events
                              ----------------------


Attached herein as Annex A is a copy of the Monthly Statement sent to the
Noteholders and Certificateholders for the remittance date   20-Jun-97


         Item 7               Financial Statements and Exhibits
                              ---------------------------------

         The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 THE MONEY STORE AUTO TRUST
                                                 ASSET BACKED SECURITIES, 1997-I


                                                 By /S/ James K. Ransom
                                                 -------------------------------
                                                  James K. Ransom
                                                  Vice President









Dated:                 06/30/97

                       THE MONEY STORE AUTO TRUST 1997-1
                       6.83% ASSET BACKED CERTIFICATES
                          CERTIFICATEHOLDER STATEMENT


      IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING
      AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
      TO SERIES 1997 - 1 FOR THE JUNE 13, 1997 DETERMINATION DATE


        DISTRIBUTION DATE       06/20/97       MONTHLY PERIOD           MAY-97

A.  INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION:


    I.  CERTIFICATES

          (a)  The aggregate amount of the distribution to
               Certificateholders                                                          14,798.33

          (b)  The amount of the distribution set forth in A. 1. (a) above in
               respect of interest on the Certificate                                      14,798.33             5.8(ii)

          (c)  The amount of the distribution set forth in A. 1.(a) above in
               respect of principal on the Certificates                                         0.00             5.8(i)

          (d)  The amount of the distribution in A.1. (a) payable
               pursuant to a claim on the Certificate Policy                                    0.00             5.8(iii)

          (e)  The remaining outstanding balance available to
               be drawn under the Certificate Policy                                       14,798.33             5.8(iii)

          (f)  The amount of the distribution set forth
               in paragraph A.1. (a) above per $1,000 interest in the Certificates         5.6916654

          (g)  The amount of the distribution set forth in paragraph
               A.1. (b) above per $1,000 interest in the Certificates                      5.6916654

          (h)  The amount of the distribution set forth in paragraph
               A.1. (c) above per $1,000 interest in the Certificates                      0.0000000

          (i)  The amount of the distribution set forth in paragraph
               A.1. (d) above per $1,000 interest in the Certificates                      0.0000000


B.  INFORMATION REGARDING THE PERFORMANCE OF  THE TRUST:

    I.  POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

          (a)  The Pool Balance as of the close of business
               on the last day of the Monthly Period                                  119,087,642.34             5.8(iv)

          (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
               Paragraph A.1. (c)                                                       2,600,000.00             5.8(v)

          (c)  The Certificate Factor after giving affect to the payments
               set forth in paragraph A.1. (c)                                             1.0000000

          (d)  The amount of aggregate Realized Losses for the
               second preceding Month Period                                               30,656.17

          (e)  The aggregate Purchase Amount for all Receivables that
               were repurchased in the Monthly Period                                           0.00

2.   SERVICING FEE

          (a)  The aggregate amount of the Servicing Fee paid to the
               Servicer with respect to the preceding Monthly Period                  201,941.48

3.   PAYMENT SHORTFALLS

          (a)  The amount of the Certificateholders' Interest Carryover
               Shortfall after giving effect to the payments set forth in
               Paragraph A. 1. (b) above                                                    0.00
          (b)  The amount of the Certificateholder's Interest Carryover
               Shortfall set forth in paragraph B.3. (a) above per $1,000
               interest with respect to the Certificate:                               0.0000000
          (c)  The amount of the Certificateholders' Principal Carryover
               Shortfall after giving effect to the payments set forth in
               Paragraph A.1. (b) above                                                     0.00
          (d)  The amount of the Certificateholders' Principal Carryover Shortfall
               set forth in paragraph B.3. (a)above per $1,000 interest with
               respect to the Certificate:                                                  0.00

4.   TRANSFER OF SUBSEQUENT RECEIVABLES

          (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
               therefrom on such Distribution Date                                          0.00

          (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
               therefrom on such Distribution Date                                          0.00

          (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
               therefrom on such Distribution Date                                          0.00

          (d)  The amount set forth in paragraph B.4. (a) per $1,000
               interest in the Certificates:                                           0.0000000

          (e)  The amount set forth in paragraph B.4. (b) to be distributed
               to Certificateholders per $1,000 interest in the Certificates:          0.0000000

          (f)  The amount set forth in paragraph B.4. (c) to be distributed
               to Certificateholders per $1,000 interest in the Certificates:          0.0000000


5.        (a)  The aggregate amount of collections by the Servicer during the
               preceding Monthly Period                                             4,744,264.65


          (b)  The aggregate amount which was  received by the Trust from the
               Servicer during the preceding Monthly Period                         4,744,264.65

          (c)  The aggregate amount of reimbursements to the Security
               Insurer during the preceding Monthly Period                                  0.00

          (d)  The amount of Receivables that are delinquent for over:
                30 days                                                             4,388,300.79
                60 days                                                             1,153,729.44
                90 days                                                               174,131.52

                                      (2)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto
Finance Inc. complied with section 5.8 of the Sale and Servicing
Agreement dated February 28, 1997 pertaining to Series 1997 -1 in preparing the accompanying Certificateholder Statement.

              THE  MONEY STORE  AUTO FINANCE  INC.






              BY:                \s\ Harry Puglisi
                               -------------------
                               HARRY  PUGLISI
                               TREASURER

                       THE MONEY STORE AUTO TRUST 1997-1
                CLASS A-1  6.19% MONEY STORE ASSET BACKED NOTES
                      CLASS A-2 6.64% ASSET BACKED NOTES



 IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28,
   1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION
     PERTAINING TO SERIES 1997- 1 FOR THE JUNE 13, 1997 DETERMINATION DATE

            DISTRIBUTION       06/20/97   MONTHLY PERIOD     MAY-97

A.   INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION :

     I.   NOTES

               (a)  The aggregate amount of the distribution with respect to:
                         Class A-1 Notes                                              4,329,925.69
                         Class A-2 Notes                                                201,413.33

               (b)  The amount of the distribution set forth in paragraph A. 1.
                    (a) above in respect of interest on:
                         Class A-1 Notes                                                440,149.74     5.8(ii)
                         Class A-2 Notes                                                201,413.33

               (c)  The amount of the distribution set forth in paragraph A. 1.
                    (a) above in respect of principal of:
                         Class A-1 Notes                                              2,852,068.23     5.8(i)
                         Class A-2 Notes                                                      0.00

               (d)  The amount of the distribution in A. 1. (a) payable pursuant to a claim on the Note Policy with respect to:
                         Class A-1 Notes                                                      0.00     5.8(iii)
                         Class A-2 Notes                                                      0.00

               (e)  The remaining outstanding balance available to be drawn
                    under the Note Policy                                             4,531,339.02     5.8(iii)

               (f)  The amount of the distribution set forth in paragraph A. 1.
                    (a) above per $1,000 interest in:
                         Class A-1 Notes                                                47.5816010
                         Class A-2 Notes                                                 5.5333332

               (g)  The amount of the distribution set forth in paragraph A. 1.
                    (b) above per $1,000 interest in:
                         Class A-1 Notes                                                 4.8368103
                         Class A-2 Notes                                                 5.5333332

               (h)  The amount of the distribution set forth in paragraph A. 1.
                    (c) above per $1,000 interest in:
                         Class A-1 Notes                                                31.3414091
                         Class A-2 Notes                                                 0.0000000

                (i)  The amount of the distribution set forth in paragraph A. 1.
                     (d) above per $1,000 interest in:
                         Class A-1 Notes                                                 0.0000000
                         Class A-2 Notes                                                 0.0000000

               (j)  Prior to the Parity Date, from the Available Funds, to the
                    Note Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                         Class A-1 Notes                                              1,037,707.72
                         Class A-2 Notes                                                      0.00

               (k)  The amount of the distribution set forth in paragraph A. 1.
                    (j) above per $1,000 interest in:
                         Class A-1 Notes                                                11.4033816
                         Class A-2 Notes                                                 0.0000000

B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST :

     1.   POOL BALANCE AND NOTE PRINCIPAL BALANCE

               (a)  The Pool Balance at the close of business on the last day of
                    the Monthly Period                                              119,087,642.34     5.8(iv)

               (b)  The aggregate outstanding principal amount of each Class of
                    Notes after giving effect to payments allocated to principal as set forth in Paragraph A.1 (c) and (j) above with respect to:
                         Class A-1 Notes                                             81,438,122.90     5.8(v)
                         Class A-2 Notes                                             36,400,000.00

               (c)  The Note Pool Factor for each Class of Notes after giving effect to the payments set forth in paragraph A.1 (c) with respect to:
                         Class A-1 Notes                                                 0.8949244
                         Class A-2 Notes                                                 1.0000000


               (d)  The amount of aggregate Realized Losses for the second
                    preceding Monthly Period                                             30,656.17     5.8(viii)

               (e)  The aggregate Purchase Amount for all Receivables that were
                    repurchased in the Monthly Period                                         0.00     5.8(ix)

     2.   SERVICING FEE

               (a)  The aggregate amount of the Servicing Fee paid to the
                    Servicer with respect to the preceding Monthly Period               201,941.48     5.8(vi)

     3.   PAYMENT SHORTFALLS

               (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                    A. 1. (b) above with respect to:
                         Class A-1 Notes                                                      0.00     5.8(vii)
                         Class A-2 Notes                                                      0.00

              (b)  The amount of the Noteholders' Interest Carryover Shortfall set forth in paragraph B.3. (a) above per $1,000 interest
                   with respect to:
                         Class A-1 Notes                                                 0.0000000
                         Class A-2 Notes                                                 0.0000000

               (c)  The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                    A. 1. (b) above with respect to:
                         Class A-1 Notes                                                      0.00     5.8(vii)
                         Class A-2 Notes                                                      0.00

               (d)  The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
                    with respect to:
                         Class A-1 Notes                                                 0.0000000
                         Class A-2 Notes                                                 0.0000000

                                      (2)

4.    TRANSFER OF SUBSEQUENT RECEIVABLES

          (a)  Aggregate amount on deposit in the Pre-Funding
               Account on such Distribution Date after giving effect
               to all withdrawals therefrom on such Distribution Date                    0.00                      5.8(x)

          (b)  Aggregate amount on deposit in the Capitalized
               Interest Account on such Distribution Date after giving
               effect to all withdrawals therefrom on such Distribution
               Date                                                                      0.00                      5.8(x)

          (c)  Aggregate amount on deposit in the Pre-Funding
               Account on the final Subsequent Transfer Date after
               giving effect to all withdrawals therefrom on such
               Distribution Date                                                         0.00                      5.8(xi)

          (d)  the amount set forth in paragraph B_4 (a) per $1000
               interest in:
                         Class A-1 Notes                                            0.0000000
                         Class A-2 Notes                                            0.0000000

          (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                         Class A-1 Notes                                            0.0000000
                         Class A-2 Notes                                            0.0000000

          (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                         Class A-1 Notes                                            0.0000000
                         Class A-2 Notes                                            0.0000000

          (g)   The Amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A .1 (c)):
                         Class A-1 Notes                                                 0.00                      5.8(xi)

          (h)  the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                         Class A-1 Notes                                            0.0000000

5.        (a)  The aggregate amount of collections by the Servicer
               during the preceding Monthly Period                               4,744,264.65                      5.8(xii)

          (b)  The aggregate amount which was received by the
               Trust from the Servicer during the preceding Monthly
               Period                                                            4,744,264.65                      5.8(xiii)

          (c)  The aggregate amount of reimbursements to the
               Security Insurer during the preceding Monthly
               Period                                                                    0.00                      5.8(xiv)

          (d)  The amount of Receivables that are delinquent for
               over:
                   30 days                                                       4,388,300.79                      5.8(xv)
                   60 days                                                       1,153,729.44
                   90 days                                                         174,131.52

6.        Other Information                                                                                                    10.3
          Weighted Average Coupon (WAC)                                               19.200%

          Weighted Average Remaining Terms (WARM)                                       51.19

                                      (3)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Noteholder Statement.


        THE  MONEY  STORE  AUTO FINANCE INC.







        BY:           \s\ Harry Puglisi
                 ----------------------

                 HARRY  PUGLISI
                 TREASURER


                    (4)